UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	ECO2 Plastics Inc.				Case No.		09-33702 DM
	A Delaware Corporation
					CHAPTER 11
					MONTHLY OPERATING REPORT
					(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	Apr-10			PETITION DATE:		11/24/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure				End of Current Month		End of Prior Month	As of Petition Filing
	a. Current Assets				$422,278		$525,986
	b. Total Assets				$1,632,478		$1,736,586	$1,719,576
	c. Current Liabilities				$736,381		$673,047
	d. Total Liabilities				$16,026,151		$15,962,818	$15,327,270	As Amended
3.	Statement of Cash Receipts & Disbursements for Month				Current Month		Prior Month	Cumulative (Case to Date)
	a. Total Receipts				$44		$155,982	$905,913
	b. Total Disbursements				$103,752		$158,671	$754,278
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)				$(103,708)		$(2,689)	$151,635
	d. Cash Balance Beginning of Month				$261,022		$263,711	$5,678
	e. Cash Balance End of Month (c + d)				$157,314		$261,022	$157,314
					Current Month		Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations				$(167,441)		$(181,785)	$(777,117)
5.	Account Receivables (Pre and Post Petition)				$21,800		$21,800
6.	Post-Petition Liabilities				$736,381		$673,047
7.	Past Due Post-Petition Account Payables (over 30 days)				$0		$0
At the end of this reporting month:							Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal							x
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of							x
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,							x
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability? (market value)						x
13.	Are a plan and disclosure statement on file?						x
14.	Was there any post-petition borrowing during this reporting period?							x
15.	Check if paid: Post-petition taxes		X	; U.S. Trustee Quarterly Fees		X	; Check if filing is current for: Post-petition
	tax reporting and tax returns:			.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax
	reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date:
					Responsible Individual

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	04/30/10
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
$0		$0	2	less: Sales Returns & Allowances		$0
$0	$0	$0	3	Net Sales		$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')		$0
$0	$0	$0	5	Gross Profit		$0	$0
		$0	6	Interest		$0
		$0	7	Other Income:
		$0	8
		$0	9
$0	$0	$0	10	Total Revenues		$0	$0
				Expenses:
$27,923	$27,923	$(0)	11	Compensation to Owner(s)/Officer(s)		$149,769	$26,654
$23,142	$23,142	$(0)	12	Salaries		$175,719	$22,090
$781	$800	$19	13	Payroll Processing Fee		$4,058	$800
		$0	14
	$1,500	$1,500	15	Rent/Lease: Personal Property		$7,807
$8,000	$8,000	$0	16	Real Property		$76,784	$8,000
$22,350	$13,000	$(9,350)	17	Insurance		$68,801	$13,000
		$0	18	Management Fees
		$0	19	Depreciation
$3,107	$3,983	$876	20	Taxes: Employer Payroll Taxes		$21,536	$2,730
		$0	21	Real Property Taxes
		$0	22	Other Taxes
	$4,390	$4,390	23	Moving Expense		$8,610
		$0	24	Other Administrative (Cafeteria)		$1,337
$4,760	$4,760	$0	25	Interest		$19,040	$4,760
$1,082	$2,000	$918	26	Other Expenses:	General	$10,271	$2,000
$1,312	$1,500	$188	27	Utilities		$7,497	$1,500
$755	$765	$10	28	Telephone		$3,786	$765
		$0	29	Cool Clean Settlement
$2,500	$2,500	$0	30	Employee Expenses		$13,500	$2,500
$132	$1,000	$868	31	Fees for Initial SEC 8k Filing		$1,793	$1,000
$1,368	$3,500	$2,132	32	Patent Expenses		$20,690	$2,000
$430	$1,000	$570	33	Transfer Agent Stock Listing charges		$1,685	$1,000
		$0	34	Prepetition Employee Expenses
$97,643	$99,763	$2,120	35	Total Expenses		$592,684	$88,799
$(97,643)	$(99,763)	$2,120	36	Subtotal		$(592,684)	$(88,799)
$(64,967)	$(50,000)	$14,967	37	Reorganization Items: Professional Fees		$(364,288)	$(50,000)
		$0	38	Provisions for Rejected Executory Contracts		$0
$44		$44	39	Interest Earned on Accumulated Cash from		$78
				Resulting Chp 11 Case		0
		$0	40	Gain or (Loss) from Sale of Equipment		$186,451
$(4,875)	$(4,875)	$0	41	U.S. Trustee Quarterly Fees		$(5,850)
		$0	42
$(69,798)	$(54,875)	$(14,923)	43	Total Reorganization Items		$(183,609)	$(50,000)
$(167,441)	$(154,638)	$(12,803)	44	Net Profit (Loss) Before Federal & State Taxes		$(776,293)	$(138,799)
		$0	45	Federal & State Income Taxes		$824
$(167,441)	$(154,638)	$(12,803)	46	Net Profit (Loss)		$(777,117)	$(138,799)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Exhibit A - Statement of Operations - Explanation of Variances +/- 10%
Line 15. Lease on equipment is to be rejected so no expenses incurred in April
Line 17. Insurance renewal required down payments of 25% which is offset by the favorable variance in March
Line 23. Expenses postponed until June
Line 31. Expenses postponed until next month
Line 32. Expenses postponed until next month
Line 33. Expenses postponed until next month
Line 37. Higher than anticipated legal expenses

BALANCE SHEET
(General Business Case)
For the Month Ended				04/30/10
	Assets
				From Schedules	Market Value
	Current Assets
1		Cash and cash equivalents - unrestricted			$157,314
2		Cash and cash equivalents - restricted
3		Accounts receivable (net)		A	$21,800
4		Inventory		B	$0
5		Prepaid expenses
6		Professional retainers			$143,164
7		Other:	Honeywell License		$100,000
8
9			Total Current Assets		$422,278
	Property and Equipment (Market Value)
10		Real property		C	$0
11		Machinery and equipment		D	$1,190,000
12		Furniture and fixtures		D
13		Office equipment		D	$10,000
14		Leasehold improvements		D	$0
15		Vehicles		D	$0
16		Other:		D
17				D
18				D
19				D
20				D
21			Total Property and Equipment		$1,200,000
	Other Assets
22		Loans to shareholders
23		Loans to affiliates
24		Security Deposit to Norris Industry (Landlord)			$0
25		Utility Deposit to NI
26		Disposal Costs Deposit			$10,200
27
28			Total Other Assets		$10,200
29			Total Assets		$1,632,478
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
		prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$18,569
31	Payroll taxes		$1,058
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$2,466
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$364,288
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	DIP Financing		$350,000
43
44	Total Current Liabilities		$736,381

45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$736,381
	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$12,403,473
48	Priority unsecured claims	F	$242,761
49	General unsecured claims	F	$2,643,536
50	Total Pre-Petition Liabilities		$15,289,770
51	Total Liabilities		$16,026,151
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(102,042,060)
53	Capital Stock		$1,039,564
54	Additional paid-in capital		$117,000,652
55	Cumulative profit/(loss) since filing of case		$(777,117)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$(29,614,712)
59	Total Equity (Deficit)		$(14,393,673)
60	Total Liabilities and Equity (Deficit)		$1,632,478

			$(0)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days					$2,466
31-60 Days					$0
61-90 Days					$0	$0
91+ Days				$21,800	$0
Total accounts receivable/payable				$21,800	$2,466
Allowance for doubtful accounts
Accounts receivable (net)				$21,800
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month		0
				Add -
Retail/Restaurants -				Net purchase		$0
Product for resale				Direct labor		$0
				Manufacturing overhead		$0
Distribution -				Freight in		$0
Products for resale				Other:		$0

Manufacturer -
Raw Materials
Work-in-progress				Less -
Finished goods				Inventory End of Month		$0
				Shrinkage		$0
Other - Explain				Personal Use		$0

				Cost of Goods Sold		$0
TOTAL			$0

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	No	x
How often do you take a complete physical inventory?				Valuation methods -
				FIFO cost
Weekly				LIFO cost
Monthly	x			Lower of cost or market
Quarterly				Retail method
Semi-annually				Other
Annually				Explain
Date of last physical inventory was			4/30/2010 0:00

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Plastic Plant		$1,190,000
Assets for Sale

Total	$0	$1,190,000
Furniture & Fixtures -

Total	$0	$0
Office Equipment -
		$10,000

Total	$0	$10,000
Leasehold Improvements -

Total	$0	$0
Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -			Claimed Amount	Allowed Amount (b)
Secured claims (a)			$12,403,473	$12,403,473
Priority claims other than taxes			$84,276	$36,750
Priority tax claims			$206,011	$206,011
General unsecured claims			$2,633,510	$2,643,536	As amended
(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
$3,000,000 as the Allowed Amount.

Schedule G Rental Income Information Not applicable to General Business Cases

Schedule H Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo	Wells Fargo	Petty Cash
Account Type	Checking	Savings
Account No.	xxx-xxx-1215	xxx-xxx-7158
Account Purpose	operations
Balance, End of Month	$7,132	$150,045	$138
Total Funds on Hand for all Accounts	$157,314
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 04/30/10
			Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1		Rent/Leases Collected	$0	$0
2		Cash Received from Sales
3		Interest Received	$44	$78
4		Borrowings	$0	$0
5		Funds from Shareholders, Partners, or Other Insiders		$350,000
6		Capital Contributions		$0
7		Sales of Assets		$389,050
8		Sales of Assets Scrap		$10,693
9		Refund (Honeywell)		$4
10		Refund (Cafeteria Plan)		$135
11		MDP Payments from State		$155,955
12		Total Cash Receipts	$44	$905,914
	Cash Disbursements
13		Payments for Inventory		0
14		Selling		$0
15		Administrative / Legal	$7,673	$148,876
16		Deposits		$10,200
17		Principal Payments on Debt		$0
18		Utilities	$2,488	$12,130
		Rent/Lease:		$0
19		Personal Property	$1,499	$11,666
20		Real Property	$8,000	$76,784
		Amount Paid to Owner(s)/Officer(s)		$0
21		Salaries	$23,806	$130,401
22		Draws		$0
23		Commissions/Royalties		$0
24		Expense Reimbursements	$3,000	$9,927
25		Other Employee Expense Reimbursements	$2,000	$6,747
26		Salaries/Commissions (less employee withholding)	$15,316	$133,580
27		Management Fees		$0
		Taxes:		$0
28		Employee Withholding	$7,231	$53,900
29		Employer Payroll Taxes	$3,096	$21,543
30		Real Property Taxes		$0
31		Other Taxes		$1,108
32		Other Cash Outflows:		$0
33		Liability / Life Insurance / Workers Comp	$18,875	$47,220
34		Health Benefits	$3,475	$18,705
35		Interest on CIWMB Loan \ Court approved payments	$4,760	$19,040
36		Misc Supplies \ Charges \ Bank Charges	$2,532	$14,952
37		Legal Settlement Cool Clean \ Two Court Approved payments		$37,500
38		Total Cash Disbursements:	$103,752	$754,279
39		Net Increase (Decrease) in Cash	$(103,708)	$151,636
40		Cash Balance, Beginning of Period	$261,022	$5,678
41		Cash Balance, End of Period	$157,314	$157,314